UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re:	Large Scale Biology (Vacaville)	Case No.	06-20046-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Sep-06	PETITION DATE:	01/09/06

1.             Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here  ____  the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$18,641,790	$18,789,270
b. Total Assets	$21,158,051	$21,359,068	$26,046,595
c. Current Liabilities	$885,347	$798,761
d. Total Liabilities	$9,011,952	$8,892,260	$13,019,072

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$51,766	$66,190	$2,847,877
b. Total Disbursements	$191,265	$211,132	$2,650,875
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(139,498)	$(144,942)	$197,003
d. Cash Balance Beginning of Month	$572,271	$717,213	$23,236
e. Cash Balance End of Month (c + d)	$432,773	$572,271	$432,773

	Current Month	Prior Month	Cumulative Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(338,550)	$(166,458)	$(668,742)
5. Account Receivables (Pre and Post Petition)	$54,686	$54,335
6. Post-Petition Liabilities	$885,347	$798,761
7. Past Due Post-Petition Account Payables (over 30 days)	$139,509	$66,362

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X
______________________________________________________________________________
15. Check if paid: Post-petition taxes ____; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒ .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended	09/30/06

Current Month

Actual		Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
					Revenues:
			$0	1	Gross Sales		$2,861
			$0	2	less: Sales Returns & Allowances
	$0	$0	$0	3	Net Sales		$2,861	$0
	$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
	$0	$0	$0	5	Gross Profit		$2,861	$0
	$959	$950	$9	6	Interest		$7,016	$950
	$47,626	47626	$0	7	Other Income:	Grants	$619,978	$45,000
$			$0	8	Other Receipts		$12,232
	$3,333	$0	$3,333	9	License Fee		$61,664	$3,333

	$51,918	$48,576	$3,342	10	Total Revenues		$703,751	$49,283

					Expenses:
			$0	11	Compensation to Owner(s)/Officer(s)
	$25,278	$18,000	$(7,278)	12	Salaries		$147,467	$18,000
			$0	13	Commissions
	$58,854	$56,000	$(2,854)	14	Contract Labor		$478,300	$56,000
			$0	15	Rent/Lease: Personal Property
	$37,634	$0	$(37,634)	16	Real Property		$444,799	$20,000
			$0	17	Insurance		$210,138
			$0	18	Management Fees
	$17,842	$22,000	$4,158	19	Depreciation		$302,253	$18,000
			$0	20	Taxes: Employer Payroll Taxes		$1,719
			$0	21	Real Property Taxes
			$0	22	Other Taxes
			$0	23	Other Selling
	$76,453	$50,000	$(26,453)	24	Other Administrative		$288,044	$75,000
	$50,868	$25,000	$(25,868)	25	Interest		$470,058	$25,000
			$0	26	Other Expenses:
	$2,264	$3,000	$736	27	Employee Benefits		$13,136	$3,000
			$0	28	Supplies
		$0	$0	29	Moving & Relocation
	$77,292	$80,000	$2,708	30	Legal/Patent Expenses		$647,275	$80,000
	$44,185	44,000	$(185)	31	License Fee		$390,017	$44,000
			$0	32
			$0	33
			$0	34

	$390,668	$298,000	$(92,668)	35	Total Expenses		$3,393,204	$339,000

	$(338,750)	$(249,424)	$(89,326)	36	Subtotal		$(2,689,453)	$(289,717)

					Reorganization Items:
			$0	37	Professional Fees
			$0	38	Provisions for Rejected Executory Contracts
			$0	39	Interest Earned on Accumulated Cash from
					Resulting Chp 11 Case
	$200		$200	40	Gain or (Loss) from Sale of Equipment		$2,024,461
			$0	41	U.S. Trustee Quarterly Fees		$3,750
			$0	42

	$200	$0	$200	43	Total Reorganization Items		$2,020,711	$0

	$(338,550)	$(249,424)	$(89,126)	44	Net Profit (Loss) Before Federal & State Taxes		$(668,742)	$(289,717)
			$0	45	Federal & State Income Taxes

	$(338,550)	$(249,424)	$(89,126)	46	Net Profit (Loss)		$(668,742)	$(289,717)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended	09/30/06

	Assets
				From Schedules	Market Value
	Current Assets

1		Cash and cash equivalents - unrestricted			$432,772
2		Cash and cash equivalents - restricted
3		Accounts receivable (net)		A	$54,686
4		Inventory		B	$0
5		Prepaid expenses			$43,834
6		Professional retainers
7		Other:	Intercompany		$18,110,496
8

9		Total Current Assets			$18,641,790

	Property and Equipment (Market Value)

10		Real property		C	$0
11		Machinery and equipment		D	$50,500
12		Furniture and fixtures		D	$0
13		Office equipment		D	$5,965
14		Leasehold improvements		D	$121,257
15		Vehicles		D	$0
16		Other:		D
17				D
18				D
19				D
20				D

21		Total Property and Equipment			$177,722

	Other Assets

22		Loans to shareholders
23		Loans to affiliates
24		Other Assets			$1,162,709
25		Intangible Assets			$1,175,831
26
27
28		Total Other Assets			$2,338,540
29		Total Assets			$21,158,051
	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules

	Post-Petition

	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$161,754
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40		Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42
43	Other: Deferred rent, accrued stock comp, accrued expenses		$723,592

44	Total Current Liabilities		$885,347

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$885,347

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$3,631,496
48	Priority unsecured claims	F	$509,597
49	General unsecured claims	F	$3,985,512

50	Total Pre-Petition Liabilities		$8,126,605

51	Total Liabilities		$9,011,952

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		$(191,626,585)
53	Capital Stock		$204,874,373
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		$(668,742)
56	Post-petition contributions/(distributions) or (draws)
57	Shareholders notes receivable		$(2,429)
58	Market value adjustment		$(430,518)

59	Total Equity (Deficit)		$12,146,099

60	Total Liabilities and Equity (Deficit)		$21,158,051

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$54,686	$22,246
31-60 Days		$41,958
61-90 Days		$34	$139,509
91+ Days		$97,516
Total accounts receivable/payable	$54,686	$161,754
Allowance for doubtful accounts
Accounts receivable (net)	$54.686

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C Real Property
Description	Cost	Market Value

Total	$0	$0

Schedule D Other Depreciable Assets
Description	Cost	Market Value
Machinery & Equipment -
Lab Equipment	$6,308,834	$50,500
Facility Equipment	$214,437	$0

Total	$6,523,271	$50,500

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Printers, Desks	$613,019	$5,965

Total	$613,019	$5,965

Leasehold Improvements -
Vacaville	$1,995,894	$913
Maryland	$2,311,111	$120,344

Total	$4,307,005	$121,257

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$934				$934
FICA - Employee	$589				$589
FICA - Employer	$589				$589
Unemployment (FUTA)	$165				$165
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$2,276	$0	$0	$0	$2,276
State and Local
Income Tax Withholding	$325				$325
Unemployment (UT)	$369				$369
Disability Insurance (DI)	$62				$62
Empl. Training Tax (ETT)					$0
Sales	$25				$25
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$779	$0	$0	$0	$779
Total Taxes	$3,056	$0	$0	$0	$3,056

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$3,631,496	$3,631,496
Priority claims other than taxes	$509,597	$509,597
Priority tax claims	$0	$0
General unsecured claims	$3,985,512	$3,985,512

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	09/30/06

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected		$67,123
2	Cash Received from Sales of assets	$200	$408,000
3	Interest Received	$959	$7,016
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7	Licenses	$6,492	$45,244
8	Government Grants	$44,115	$650,732
9	Cobra Payment		$3,961
10	Shareholder Notes Receivable		$1,435
	Sale of Kentucky Assets		$1,649,920
11	Vendor Refund		$14,246

12	Total Cash Receipts	$51,766	$2,847,877

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative	$166,321	$1,514,283
16	Capital Expenditures		$33,104
17	Principal Payments on Debt		$550,000
18	Interest Paid		$2,500
	Rent/Lease:
19	Personal Property
20	Real Property	$1,000	$241,314
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)	$16,962	$87,911
27	Management Fees
	Taxes:
28	Employee Withholding	$3,718	$36,208
29	Employer Payroll Taxes	$1,177	$13,106
30	Real Property Taxes
31	Other Taxes		$307
32	Other Cash Outflows:
33	Employee Benefits	$2,088	$29,739
34	Insurance		$37,654
35	Agility Capital seizure of account		$3,500
36	Patent Annuity		$101,250
37

38	Total Cash Disbursements:	$191,265	$2,650,875

39	Net Increase (Decrease) in Cash	$(139,498)	$197,003

	Transfer In Cash from Subsidiary (Large Scale Biology & Predictive Diagnostics)		$212,534

40	Cash Balance, Beginning of Period	$572,271	$23,236

41	Cash Balance, End of Period	$432,773	$432,773

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	01/31/06

	Cash Flows From Operating Activities	Actual Current Month	Cumulative (Case to Date)
1	Cash Received from Sales
2	Rent/Leases Collected
3	Interest Received
4	Cash Paid to Suppliers
5	Cash Paid for Selling Expenses
6	Cash Paid for Administrative Expenses
Cash Paid for Rents/Leases:
7	Personal Property
8	Real Property
9	Cash Paid for Interest
10	Cash Paid for Net Payroll and Benefits
Cash Paid to Owner(s)/Officer(s)
11	Salaries
12	Draws
13	Commissions/Royalties
14	Expense Reimbursements
15	Other
Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax
17	Employee Withholdings
18	Real Property Taxes
19	Other Taxes
20	Cash Paid for General Expenses
21
22
23
24
25
26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case
29	Professional Fees Paid for Services in Connection with Chp 11 Case
30	U.S. Trustee Quarterly Fees
31

32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities

34	Capital Expenditures
35	Proceeds from Sales of Capital Goods due to Chp 11 Case
36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)
39	Net Borrowings from Shareholders, Partners, or Other Insiders
40	Capital Contributions
41	Principal Payments
42

43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re:	Large Scale Bioprocessing Inc.	Case No.	06-20046A-47

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Sep-06	PETITION DATE:	01/09/06

1.             Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ____  the Office of the U. S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$(14,581,044)	$(14,581,044)
b. Total Assets	$(14,573,044)	$(14,573,044)	$(13,609,548)
c. Current Liabilities	$50,884	$50,884	454,602
d. Total Liabilities	$441,696	$441,696	$463,202

3 Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$0	$0	$4,769,481
b. Total Disbursements	$0	$0	$4,556,422
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$0	$0	$213,059
d. Cash Balance Beginning of Month	$0	$0	$0
e. Cash Balance End of Month (c + d)	$0	$0	$0

	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$0	$0	$(949,740)
5. Account Receivables (Pre and Post Petition)	$28,000	$28,000
6. Post-Petition Liabilities	$50,884	$50,904
7. Past Due Post-Petition Account Payables (over 30 days)	$0

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		x
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		x
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		x
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	x
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		x

15. Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
Responsible Individual

STATEMENT OF OPERATIONS (General Business Case)
For the Month Ended	09/30/06

Current Month
Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales	$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit	$0	$0
		$0	6	Interest
		$0	7	Other Income:
		$0	8
		$0	9

$0	$0	$0	10	Total Revenues	$0	$0

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
		$0	12	Salaries
		$0	13	Commissions
		$0	14	Contract Labor	$7,500	$0
				Rent/Lease:
		$0	15	Personal Property
		$0	16	Real Property
		$0	17	Insurance
		$0	18	Management Fees
		$0	19	Depreciation	$101,054	$0
				Taxes:
		$0	20	Employer Payroll Taxes
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
	$0	$0	24	Other Administrative	$27,732	$0
		$0	25	Interest	$349,903
		$0	26	Other Expenses:
		$0	27	Employee Benefits	$2,809
		$0	28
		$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$0	$0	$0	35	Total Expenses	$488,998	$0

$0	$0	$0	36	Subtotal	$(488,998)	$0

				Reorganization Items:
		$0	37	Professional Fees
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment	$(456,742)
		$0	41	U.S. Trustee Quarterly Fees	$4,000
		$0	42

$0	$0	$0	43	Total Reorganization Items	$(460,742)	$0

$0	$0	$0	44	Net Profit (Loss) Before Federal & State Taxes	$(949,740)	$0
		$0	45	Federal & State Income Taxes

$0	$0	$0	46	Net Profit (Loss)	$(949,740)	$0

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended	September 30, 2006

	Assets
				From Schedules	Market Value
	Current Assets

1			Cash and cash equivalents - unrestricted		$0
2			Cash and cash equivalents - restricted
3			Accounts receivable (net)	A	$28,000
4			Inventory	B	$0
5			Prepaid expenses		$(2,809)
6			Professional retainers
7		Other:	Intercompany		$(14,606,235)
8

9			Total Current Assets		$(14,581,044)

	Property and Equipment (Market Value)

10			Real property	C	$0
11			Machinery and equipment	D	$0
12			Furniture and fixtures	D	$0
13			Office equipment	D	$0
14			Leasehold improvements	D	$0
15			Vehicles	D	$0
16		Other:		D
17				D
18				D
19				D
20				D

21			Total Property and Equipment		$0

	Other Assets

22			Loans to shareholders
23			Loans to affiliates
24			Other Assets		$8,000
25
26
27

28			Total Other Assets		$8,000

29			Total Assets		$(14,573,044)

	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules

	Post-Petition

	Current Liabilities

30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40		Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	Accrued Expenses		$42,284
43	Accrued Stock Compensation		$8,600

44	Total Current Liabilities		$50,884

45	Long-Term Post-Petition Debt, Net of Current Portion

46	Total Post-Petition Liabilities		$50,884

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0
48	Priority unsecured claims	F	$160,451
49	General unsecured claims	F	$230,361

50	Total Pre-Petition Liabilities		$390,812

51	Total Liabilities		$441,696

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		$(14,072,750)
53	Capital Stock
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		$(941,990)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment

59	Total Equity (Deficit)		$(15,014,740)

60	Total Liabilities and Equity (Deficit)		$(14,573,044)

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days
31-60 Days
61-90 Days			$0
91+ Days	$28,000
Total accounts receivable/payable	$28,000	$0
Allowance for doubtful accounts
Accounts receivable (net)	$28,000

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C Real Property

Description	Cost	Market Value
Land and Building in Owensboro, Ky

Total	$0	$0

Schedule D Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Manufacturing Equipment	$0	$0

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Desks, Office Furniture

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)
Priority claims other than taxes	$160,451	$160,451
Priority tax claims	$0	$0
General unsecured claims	$230,361	$230,361

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G Rental Income Information Not applicable to General Business Cases

Schedule H Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	09/30/06

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales
3	Interest Received
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7
8	Sale of Assets		$4,757,827
9	Refund from Utility Company		$11,654
10
11

12	Total Cash Receipts	$0	$4,769,481

	Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative		$36,147
16	Capital Expenditures
17	Principal Payments on Debt		$3,900,000
18	Interest Paid		$349,903
	Rent/Lease:
19	Personal Property
20	Real Property
	Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
	Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes		$30,872
31	Other Taxes		$7,000
32	Other Cash Outflows:
33	Contract Workers		$7,500
34	Commissions		$25,000
35	Legal Fees		$200,000
36
37

38	Total Cash Disbursements:	$0	$4,556,422

39	Net Increase (Decrease) in Cash	$0	$213,059

	Transfer Of Cash to Parent (Large Scale Biology)		$(213,059)

40	Cash Balance, Beginning of Period	$0

41	Cash Balance, End of Period	$0	$0

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	01/31/06

	Cash Flows From Operating Activities	Actual Current Month	Cumulative (Case to Date)
1	Cash Received from Sales
2	Rent/Leases Collected
3	Interest Received
4	Cash Paid to Suppliers
5	Cash Paid for Selling Expenses
6	Cash Paid for Administrative Expenses
Cash Paid for Rents/Leases:
7	Personal Property
8	Real Property
9	Cash Paid for Interest
10	Cash Paid for Net Payroll and Benefits
Cash Paid to Owner(s)/Officer(s)
11	Salaries
12	Draws
13	Commissions/Royalties
14	Expense Reimbursements
15	Other
Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax
17	Employee Withholdings
18	Real Property Taxes
19	Other Taxes
20	Cash Paid for General Expenses
21
22
23
24
25
26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case
29	Professional Fees Paid for Services in Connection with Chp 11 Case
30	U.S. Trustee Quarterly Fees
31

32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities

34	Capital Expenditures
35	Proceeds from Sales of Capital Goods due to Chp 11 Case
36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)
39	Net Borrowings from Shareholders, Partners, or Other Insiders
40	Capital Contributions
41	Principal Payments
42

43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re:	Predictive Diagnostics, Inc.	Case No.	06-20048-A-11

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	Sep-06	PETITION DATE:	01/09/06

1.             Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here  ____  the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

Dollars reported in $1

2. Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
a. Current Assets	$(3,503,110)	$(3,503,110)
b. Total Assets	$(3,383,111)	$(3,383,111)	$(3,150,137)
c. Current Liabilities	$62,705	$62,705	272,821
d. Total Liabilities	$308,821	$308,821	$308,821

3. Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
a. Total Receipts	$0		$0
b. Total Disbursements	$0	$0	$525
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$0	$0	$(525)
d. Cash Balance Beginning of Month	$0	$0	$0
e. Cash Balance End of Month (c + d)	$0	$0	$0

	Current Month	Prior Month	Cumulative (Case to Date)
4. Profit/(Loss) from the Statement of Operations	$(13,220)	$(13,661)	$(94,348)
5. Account Receivables (Pre and Post Petition)	$0	$0
6. Post-Petition Liabilities	$62,705	$62,705
7. Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:	Yes	No
8. Have any payments been made on pre-petition debt, other than payments in the normal		X
course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9. Have any payments been made to professionals? (if yes, attach listing including date of		X
payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for general liability?	X
13. Are a plan and disclosure statement on file?	pending
14. Was there any post-petition borrowing during this reporting period?		X
______________________________________________________________________________
15. Check if paid: Post-petition taxes ____; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒ .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
Responsible Individual

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended	09/30/06

Current Month

Actual	Forecast	Variance			Cumulative (Case to Date)	Next Month Forecast
				Revenues:
		$0	1	Gross Sales		$0
		$0	2	less: Sales Returns & Allowances
$0	$0	$0	3	Net Sales	$0	$0
$0		$0	4	less: Cost of Goods Sold (Schedule 'B')
$0	$0	$0	5	Gross Profit	$0	$0
		$0	6	Interest
		$0	7	Other Income:		$0
$0	$0	$0	8			$0
$0	$0	$0	9

$0	$0	$0	10	Total Revenues	$0	$0

				Expenses:
		$0	11	Compensation to Owner(s)/Officer(s)
		$0	12	Salaries
		$0	13	Commissions
$0	$0	$0	14	Contract Labor
		$0	15	Rent/Lease: Personal Property
		$0	16	Real Property
$0	$0	$0	17	Insurance
		$0	18	Management Fees
$13,220	$15,000	$1,780	19	Depreciation	$107,043	$15,000
		$0	20	Taxes: Employer Payroll Taxes
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
	$0	$0	24	Other Administrative	$25
		$0	25	Interest
		$0	26	Other Expenses:
$0	$0	$0	27
		$0	28
	$0	$0	29
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34

$13,220	$15,000	$1,780	35	Total Expenses	$107,068	$15,000

$(13,220)	$(15,000)	$1,780	36	Subtotal	$(107,068)	$(15,000)

				Reorganization Items:
	$0	$0	37	Professional Fees
		$0	38	Provisions for Rejected Executory Contracts
		$0	39	Interest Earned on Accumulated Cash from
				Resulting Chp 11 Case
		$0	40	Gain or (Loss) from Sale of Equipment
$0		$0	41	U.S. Trustee Quarterly Fees	$500
		$0	42

$0	$0	$0	43	Total Reorganization Items	$(500)	$0

$(13,220)	$(15,000)	$1,780	44	Net Profit (Loss) Before Federal & State Taxes	$(107,568)	$(15,000)
		$0	45	Federal & State Income Taxes

$(13,220)	$(15,000)	$1,780	46	Net Profit (Loss)	$(107,568)	$(15,000)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended	09/30/06

	Assets
			From Schedules	Market Value
	Current Assets

1		Cash and cash equivalents - unrestricted		$0
2		Cash and cash equivalents - restricted		$0
3		Accounts receivable (net)	A	$0
4		Inventory	B	$0
5		Prepaid expenses		$900
6		Professional retainers
7		Other:
8		Intercompany		$(3,504,010)

9		Total Current Assets		$(3,503,110)
)
	Property and Equipment (Market Value)

10		Real property	C	$0
11		Machinery and equipment	D	$115,070
12		Furniture and fixtures	D	$0
13		Office equipment	D	$4,930
14		Leasehold improvements	D	$0
15		Vehicles	D	$0
16		Other:	D
17			D
18			D
19			D
20			D

21		Total Property and Equipment		$120,000

	Other Assets

22		Loans to shareholders
23		Loans to affiliates
24
25
26
27
28		Total Other Assets		$0
29		Total Assets		$(3,383,111)
	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules

	Post-Petition

	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees
40		Current portion of long-term post-petition debt (due within 12 months)
41	Other:
42	Accrued Stock Compensation		$36,000
43	Accrued Expenses		$26,705

44	Total Current Liabilities		$62,705

45	Long-Term Post-Petition Debt, Net of Current Portion		$0

46	Total Post-Petition Liabilities		$62,705

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$0
48	Priority unsecured claims	F	$10,000
49	General unsecured claims	F	$236,116

50	Total Pre-Petition Liabilities		$246,116

51	Total Liabilities		$308,821

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		$(3,458,958)
53	Capital Stock
54	Additional paid-in capital
55	Cumulative profit/(loss) since filing of case		$(80,687)
56	Post-petition contributions/(distributions) or (draws)
57
58	Market value adjustment		$(152,287)

59	Total Equity (Deficit)		$(3,691,932)

60	Total Liabilities and Equity (Deficit)		$(3,383,111)

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days
31-60 Days
61-90 Days			$0
91+ Days
Total accounts receivable/payable	$0	$0
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C Real Property
Description	Cost	Market Value

Total	$0	$0

Schedule D Other Depreciable Assets
Description	Cost	Market Value
Machinery & Equipment -
Lab Equipment-	$1,563,333	$115,070

Total	$1,563,333	$115,070

Furniture & Fixtures -

Total	$0	$0

Office Equipment -
Computers, Printers, Servers, Mass Specs, Desks	$19,718	$4,930

Total	$19,718	$4,930

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)
Priority claims other than taxes	$10,000	$10,000
Priority tax claims	$0	$0
General unsecured claims	$236,116	$236,116

(a)	List total amount of claims even it under secured.
(b)
Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	09/30/06

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales
3	Interest Received
4	Borrowings
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions
7
8
9
10
11

12	Total Cash Receipts	$0	$0

Cash Disbursements
13	Payments for Inventory
14	Selling
15	Administrative	$0	$525
16	Capital Expenditures
17	Principal Payments on Debt
18	Interest Paid
Rent/Lease:
19	Personal Property
20	Real Property
Amount Paid to Owner(s)/Officer(s)
21	Salaries
22	Draws
23	Commissions/Royalties
24	Expense Reimbursements
25	Other
26	Salaries/Commissions (less employee withholding)
27	Management Fees
Taxes:
28	Employee Withholding
29	Employer Payroll Taxes
30	Real Property Taxes
31	Other Taxes
32	Other Cash Outflows:
33
34
35
36
37

38	Total Cash Disbursements:	$0	$525

39	Net Increase (Decrease) in Cash	$0	$(525)

	Transfer In Cash from Parent (Large Scale Biology Corp)	$0	$525

40	Cash Balance, Beginning of Period	$0

41	Cash Balance, End of Period	$0	$0

STATEMENT OF CASH FLOWS
(Optional) Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended	01/31/06

	Cash Flows From Operating Activities	Actual Current Month	Cumulative (Case to Date)
1	Cash Received from Sales
2	Rent/Leases Collected
3	Interest Received
4	Cash Paid to Suppliers
5	Cash Paid for Selling Expenses
6	Cash Paid for Administrative Expenses
Cash Paid for Rents/Leases:
7	Personal Property
8	Real Property
9	Cash Paid for Interest
10	Cash Paid for Net Payroll and Benefits
Cash Paid to Owner(s)/Officer(s)
11	Salaries
12	Draws
13	Commissions/Royalties
14	Expense Reimbursements
15	Other
Cash Paid for Taxes Paid/Deposited to Tax Acct.
16	Employer Payroll Tax
17	Employee Withholdings
18	Real Property Taxes
19	Other Taxes
20	Cash Paid for General Expenses
21
22
23
24
25
26

27	Net Cash Provided (Used) by Operating Activities before Reorganization Items	$0	$0

Cash Flows From Reorganization Items

28	Interest Received on Cash Accumulated Due to Chp 11 Case
29	Professional Fees Paid for Services in Connection with Chp 11 Case
30	U.S. Trustee Quarterly Fees
31

32	Net Cash Provided (Used) by Reorganization Items	$0	$0

33	Net Cash Provided (Used) for Operating Activities and Reorganization Items	$0	$0

Cash Flows From Investing Activities

34	Capital Expenditures
35	Proceeds from Sales of Capital Goods due to Chp 11 Case
36

37	Net Cash Provided (Used) by Investing Activities	$0	$0

Cash Flows From Financing Activities

38	Net Borrowings (Except Insiders)
39	Net Borrowings from Shareholders, Partners, or Other Insiders
40	Capital Contributions
41	Principal Payments
42

43	Net Cash Provided (Used) by Financing Activities	$0	$0

44	Net Increase (Decrease) in Cash and Cash Equivalents	$0	$0

45	Cash and Cash Equivalents at Beginning of Month

46	Cash and Cash Equivalents at End of Month	$0	$0